UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2015

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place,  Longmont, Colorado 80504
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 682-4900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 28, 2015, UQM Technologies, Inc. issued a press release reporting its fiscal year-end and fourth quarter results for the period ending March 31,  2015. A copy of this press release is furnished and attached hereto as Exhibit 99.1.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit numberDescription

Exhibit 99.1Press Release dated May 28, 2015

The information in Item 2.02 of the Current Report, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UQM TECHNOLOGIES, INC.

Dated: May 28, 2015	By: /s/David I. Rosenthal
David I. Rosenthal
Treasurer, Secretary and
Chief Financial Officer